
ROCKWELL
MEDICAL
ROCKWELL
MEDICAL

ROCKWELL MEDICAL

Investor Presentation

February 1, 2023

RMTI
Nasdaq Listed

Forward-Looking Statements

Certain statements in this presentation may constitute "forward-looking statements" within the meaning of federal securities laws, including, but not limited to, Rockwell's expectations regarding revenue, profitability, financial position, reliance on capital investments, ability to grow, industry leadership position, royalties from international partnerships, Rockwell Medical's intention to develop FPC for new indications, and maintain concentrate sales. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "can," "could," "would," "develop," "plan," "potential," "predict," "forecast," "project," "plan", "intend," "positioned to" or the negatives of these terms, and similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While Rockwell Medical believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this presentation. These forward-looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties (including, without limitation, those set forth in Rockwell Medical's SEC filings), many of which are beyond our control and subject to change. Actual results could be materially different. Risks and uncertainties include: the risk that we do not become profitable or achieve revenue targets; the risk that we are unable to reduce our reliance on capital markets; the risk that we are unable to achieve our corporate goals, including geographic expansion, commercial partnerships and new product opportunities; the risk that we are not able to develop FPC for other indications; the risk that FPC is unsafe or not efficacious for new indications; the risk that market opportunities are smaller than estimated; the impact of any further increases in raw material, labor, fuel or other input costs, particularly if we are unable to pass these cost increases along to our customers; the risk that we are unable to obtain additional financing and raise capital as necessary to fund operations or pursue business opportunities; expected financial performance, including cash flows, revenues, growth, margins, funding, liquidity and capital resources; and those risks more fully discussed in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2021, as such description may be amended or updated in any subsequent reports we file with the SEC. Rockwell Medical expressly disclaims any obligation to update our forward-looking statements, except as may be required by law.

TRIFERIC® is a registered trademark of Rockwell Medical, Inc. TRIFERIC® AVNU is pending with the U.S. Patent and Trademark Office. All other product names, logos, and brands are property of their respective owners in the United States and/or other countries. All company, product and service names used on this website are for identification purposes only. Use of these names, logos, and brands does not imply endorsement.

© 2023 Rockwell Medical, Inc. (Nasdaq: RMTI)

ROCKWELL MEDICAL

Rockwell Medical At A Glance

Business Overview

- Healthcare company that develops, manufactures, and commercializes a portfolio of hemodialysis products for dialysis providers worldwide
- Second largest supplier of acid and bicarbonate concentrates for dialysis patients in the U.S.
- Restructured business over last six months to reposition company for potential future growth
- Expects to achieve profitability in 2024, strengthen overall financial position, reduce Company's reliance on capital markets

Financial Metrics

- Expects to Generate ~$70M in Revenue in 2022
- Revenue (Q3'22) = $18.7M, Highest Quarterly Revenue-to-Date
- Cash Used in Operations (Q3'22) = $1.1M, 81% Decrease v Q2'22
- Positioned to Achieve $100M in Revenue over next few years
- Expects to Achieve Profitability in 2024

Current Capitalization	
Share Price[a]:	$1.49 (Nasdaq: RMTI)
Market Cap[b]:	$17.3M
Total Cash[c]:	$22.6M
Total Debt[c]:	$10.0M

[a] Share price at market close on January 31, 2023.
[b] Calculation based on the number of shares outstanding as of November 11, 2022 of 11,632,673. (Source: Rockwell Medical's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022.
[c] Cash and cash equivalents at September 30, 2022 was $27.6 million. Subsequent to the third quarter of 2022, Rockwell reduced its long-term debt to $10 million following a pre-payment of $5 million. Taking into account this debt prepayment, the Company's cash and cash equivalents as of September 30, 2022 would have been $22.6 million.

© 2023 Rockwell Medical, Inc. (Nasdaq: RMTI)

Executive Management Team



Mark Strobeck, Ph.D.
President and CEO

Aquilo Partners · Assertio · gsk · SR One · Topaz Pharmaceuticals



Paul E. McGarry, CPA
SVP, Finance and Chief Accounting Officer

Alyvant · Champions Oncology · Deloitte & Touche



Megan Timmins
EVP, Chief Legal Officer and Secretary

aramark · Assertio · Zyla life sciences



Tim T. Chole
SVP, Sales and Marketing

Baxter · Cochlear · Gambro · Watson Pharmaceuticals



Marc Hoffman, M.D.
SVP, Chief Medical Officer

Baxter · celerion · Covance · Hospira



Heather R. Hunter
SVP, Chief Corporate Affairs Officer

W. P. Carey · Safeguard · Venatorx

© 2023 Rockwell Medical, Inc. (Nasdaq: RMTI)


ROCKWELL

Corporate Strategy

- Be *the* Global Leader in Hemodialysis Concentrates
- Provide Customers with the Highest Quality and Most Reliable Products and Services
- Achieve Profitability and $100M+ Annual Revenue
- Focus on Innovative, Long-Term Growth Opportunities

© 2023 Rockwell Medical, Inc. (Nasdaq: RMTI)

ROCKWELL MEDICAL

What is Hemodialysis?

- Procedure whereby a dialysis machine and a special filter called an artificial kidney — or dialyzer — are used to clean a patient's blood.
- Filters out wastes, salts, and excess fluid, and corrects electrolyte and acid-base imbalances for people who have kidney failure, or end-stage kidney disease (ESKD).
- Standard of Care. Accounts for ~90% of all dialysis therapies.
- Performed at a free-standing outpatient dialysis center, a hospital-based outpatient center, or a patient's home.
- Approx. 475,000 patients in U.S. require in-center hemodialysis annually[a].
- Each patient receives approximately three treatments per week, totaling ~150 in-clinic procedures per patient per year.
- Each treatment requires 3.3 gallons of concentrate per patient per treatment.

(a) 2022 United States Renal Data System (USRDS) Annual Data Report. Published by the Chronic Disease Research Group (CDRG) in partnership with the National Institute of Diabetes and Digestive and Kidney Diseases (NIDDK), National Institutes of Health (NIH), Department of Health and Human Services (HHS). Accessed January 2023. https://www.niddk.nih.gov/about-niddk/strategic-plans-reports/usrds.

© 2023 Rockwell Medical, Inc. (Nasdaq: RMTI)

U.S. In-Center Hemodialysis Concentrates Market

Growth driven primarily by the increasing number of patients suffering from end-stage kidney disease

$380M — TODAY

$500M — 2026

SOURCE: "Rockwell Medical: Concentrates Growth Strategy Report", L.E.K. Consulting LLC (2022)

© 2023 Rockwell Medical, Inc. (Nasdaq: RMTI)

ROCKWELL MEDICAL

Indispensable Player in a Large and Expanding Market

- Rockwell Medical currently serves 1700+ dialysis clinics and growing.
- Rockwell Medical is one of two manufacturers and suppliers that has scalability and transportation infrastructure to service the 7,500+ dialysis clinics in the U.S., along with select international markets.



Smaller Competitors	Largest Competitor
• Unproven track record • Lack scalability	• Inconsistent supply • Sources from Rockwell

ROCKWELL MEDICAL

- ✓ High-Quality Products
- ✓ Reliable Delivery Service
- ✓ World-Class Customer Service

© 2023 Rockwell Medical, Inc. (Nasdaq: RMTI)

Growth Opportunities, Add New Revenue Streams

Significant Opportunity to Expand West, Access Full Sector Opportunity in the U.S.

Expand West

- To-date, Rockwell has been geographically concentrated in the East, South, Midwest
- Currently, one large primary supplier in the West
- Represents approximately a $100M opportunity
- Focus in 2023 on accessing West through acquisition or opening new facility

New Product Opportunities

- Expand product opportunities
- Leverage domain expertise in manufacturing and distribution to develop and/or in-license new products including single-use formulations; new product formulations; and/or additional products in dialysis

Consolidation

- Hemodialysis Market ripe for Consolidation
- Develop Commercial Partnerships
- Seek opportunities in U.S. and ex-U.S. to expand hemodialysis concentrates business

© 2023 Rockwell Medical, Inc. (Nasdaq: RMTI)
ROCKWELL MEDICAL

International Partnerships

Iron Deficiency Anemia | What problem needs to be solved?

Iron Deficiency Can Result From[1]...

- Insufficient iron in diet
- Reduced GI absorption
- Regular blood loss
- Inflammation

Iron Deficiency Anemia (IDA): a Common Comorbidity in Many Diseases

- Kidney Disease
- Heart Failure
- Cancer
- Multiple Chronic Gastrointestinal Diseases
- Chronic Bleeding Disorders

Iron Deficiency Can Lead to Serious Health Complications[1]

Moderate to severe iron deficiency and resulting anemia increases risk of...

- Organ dysfunction
- Heart conditions
- Infection
- Extended hospital stays
- Severe Fatigue
- Depression

Treatment Options Have Limitations

- *Oral iron is not adequate for many patients with moderate to severe IDA*
- *Traditional IV iron products require an outpatient clinic visit, associated with rare severe reactions*
- *Inflammation impacts bioavailability of iron and therapeutic efficacy*

[1] Warner MJ, Kamran MT. Iron Deficiency Anemia. [Updated 2021 Aug 11]. In: StatPearls [Internet]. Treasure Island (FL): StatPearls Publishing; 2022 Jan.

© 2023 Rockwell Medical, Inc. (Nasdaq: RMTI)

The Solution: Ferric Pyrophosphate Citrate (FPC) Platform

Indicated for the replacement of iron to maintain hemoglobin in adult patients with hemodialysis-dependent chronic kidney disease

Bypasses the liver, delivers iron directly to circulating transferrin[1]

Replaces iron and maintains hemoglobin[2]

Fe^{3+} Delivers bioavailable iron even in the presence of inflammation and hepcidin block[3]

TRIFERIC Internationally

- Expect royalties from our strategic international partnerships
- Reimbursement mechanisms may be more supportive of innovative dialysis products

✓ **Proven efficacy**

Shown to be effective as an iron deficiency anemia therapy for hemodialysis patients

✓ **Established safety profile**

Adverse events similar to placebo in clinical trials[2,3]
Over 1.5 million doses with no reports of SAEs

[1] Pratt R, et al. Biometals. 2018;31(6):1081-1089
[2] Fishbane SN, et al. Ferric pyrophosphate citrate (Triferic™) administration via the dialysate maintains hemoglobin and iron balance in chronic hemodialysis patients. Nephrol Dial Transplant. 2015;30(12):2019-2026.
[3] TRIFERIC Prescribing Information. Wixom, MI: Rockwell Medical, Inc.; 2018

© 2023 Rockwell Medical, Inc. (Nasdaq: RMTI)

FPC Development Pipeline



Preclinical
Phase 1
Phase 2
Phase 3
Submitted
Approved
Commercial
Partners
Hb Maintenance in Dialysis Patients
TRIFERIC® (Dialysate) Korea
TRIFERIC® AVNU (I.V.) Korea
TRIFERIC® AVNU (I.V.) Turkey
TRIFERIC® AVNU (I.V.) China
TRIFERIC® AVNU (I.V.) India
TRIFERIC® AVNU (I.V.) Peru
Development work on Hold.
TRIFERIC® AVNU (I.V.) Chile
Development work on Hold.
drogsan
WANBANG
SUN PHARMA
QUÍMICA EUROPEA
BioRenal SpA
Home Infusion
FPC for Iron Deficiency Anemia in Home Infusion*
Development work on Hold.
Acute Heart Failure
FPC for Iron Deficiency in Acute Heart Failure*

* During the third quarter of 2022, Rockwell Medical ("the Company") conducted a microbiological and short-term stability study of Ferric Pyrophosphate Citrate ("FPC") for Home Infusion, in accordance with U.S. Food and Drug Administration ("FDA") guidance, to support the Company's Investigational New Drug ("IND") application. Preliminary results from the microbiology and short-term stability study indicated that the program would likely not meet the FDA's requirements to support the IND application and would require significant capital expenditure and resources to conduct additional re-formulation work and a Phase 2 study. As a result, the Company has put development work associated with FPC for Home Infusion on hold. Rockwell conducted a pre-IND meeting with the FDA in the fourth quarter 2022 to discuss the development plan for FPC in Acute Heart Failure and once completed, Rockwell will determine the path forward for this program as the Company works towards profitability.

© 2023 Rockwell Medical, Inc. (Nasdaq: RMTI)
ROCKWELL MEDICAL

ROCKWELL MEDICAL

Financials and Milestones

Expects to Achieve Profitability in 2024, and Generate Annual Revenue of $100M in Next Few Years

Focused on Revenue Growth



($)
20
15
10
5
0
$15.3M
$16.1M
$18.7M
$18.7M
Q4'21
Q1'22
Q2'22
Q3'22

2022 Guidance = $65M - $70M

Focused on Reducing Cash Used in Operations



($)
10
8
6
4
2
0
$9.0M
$9.8M
$5.8M
$1.1M
Q4'21
Q1'22
Q2'22
Q3'22

Focused on Reducing Debt



($)
20
15
10
5
0
$20.6M
$19.5M
$15.5M
$10.0M*
Q4'21
Q1'22
Q2'22
Q3'22*

* Subsequent to the third quarter of 2022, Rockwell reduced its long-term debt to $10M following a pre-payment of $5M. Term Loan Debt will mature on 3/16/25.

© 2023 Rockwell Medical, Inc. (Nasdaq: RMTI)

ROCKWELL MEDICAL

2023 Milestones

- ❑ Complete 100% Transfer of Baxter Business with Preferred Economics
- ❑ Expand Partnerships with Existing Hemodialysis Customers
- ❑ Grow Concentrates Business by Adding New Customers
- ❑ Begin Distributing Hemodialysis Products in the West
- ❑ Increase TRIFERIC® Sales in Korea (Jeil Pharmaceutical)
- ❑ Advance TRIFERIC® Towards Registration Filing in Second International Market
- ❑ Drive Business Towards Profitability
- ❑ Further Reduce Debt

© 2023 Rockwell Medical, Inc. (Nasdaq: RMTI)


HAPPY
25TH
LISTING ANNIVERSARY
ROCKWELL
MEDICAL
RMTI NasdaqListed
Nasdaq

Why Invest in Rockwell Medical?

- Revenue-Generating Business
- Path Toward Growth and Profitability
- Strengthened Financial Position
- De-Risked Clinical Development and Regulatory Path
- No Additional Fundraising Anticipated in Order to Achieve Profitability
- Attractive Valuation

© 2023 Rockwell Medical, Inc. (Nasdaq: RMTI)


ROCKWELL
MEDICAL
www.rockwellmed.com
IR@rockwellmed.com
ROCKWELL